UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2020

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THE COMMUNITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

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Maryland	001-36094	52-1652138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3035 Leonardtown Road

Waldorf, Maryland 20601

(Address of Principal Executive Offices) (Zip Code)

(301) 645-5601

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCFC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        (d) On December 17, 2020, the Board of Directors of The Community Financial Corporation (the "Company") appointed Michael Adams, James M. Burke, Gregory C. Cockerham and James F. Di Misa to the Company's Board of Directors, effective January 1, 2021. Messrs. Burke, Cockerham and Di Misa currently serve as directors of the Company's wholly owned subsidiary, Community Bank of the Chesapeake (the "Bank"), and Mr. Adams will be appointed to the Bank's board of directors effective as of January 1, 2021. Mr. Adams will serve on the Board Risk Oversight Committee and Audit Committee of the Company's Board. Messrs. Cockerham and Di Misa will serve on the Board Risk Oversight Committee of the Company's Board of Directors.

        The new directors were not selected in connection with any arrangements or understandings with any persons. Messrs. Adams, Burke, Cockerham, and Di Misa will receive customary fees for their service on the Company's Board of Directors and the committees thereof (as applicable).

        As previously disclosed, Mr. Burke is Executive Vice President of the Company and President of the Bank, and has a base salary of $382,000 under his Employment Agreement dated April 30, 2018 with the Company and the Bank. In addition, Mr. Cockerham was Executive Vice President and Chief Lending Officer of the Company and the Bank until his resignation effective December 31, 2019. Until his resignation, Mr. Cockerham received a salary of $330,000 pursuant to his Employment Agreement, dated April 30, 2018, with the Company and the Bank, which employment agreement was terminated as of December 31, 2019.

        As previously disclosed, the Bank entered into a consulting agreement with Mr. Di Misa effective April 1, 2019 (the "Consulting Agreement") pursuant to which Mr. Di Misa was entitled to receive $140,000 for consulting services provided for a period of nine consecutive months. On December 19, 2019, the Compensation Committee of the Bank elected to extend Mr. Di Misa's consulting agreement through December 31, 2020. At that time, Mr. Di Misa's consulting agreement was amended to reduce the consulting fee provided under the agreement to $70,000 annually. In addition, Mr. Di Misa was Executive Vice President and Chief Operating Officer of the Company and the Bank until his resignation effective March 31, 2019. Until his resignation, Mr. Di Misa received a salary of $330,000 pursuant to his Employment Agreement, dated April 30, 2018, with the Company and the Bank, which employment agreement was terminated as of Mr. Di Misa's resignation.

        Mr. Adams is a 25% owner and the managing member of GAFR Holdings, LLC. The Bank leases space from GAFR Holdings, LLC for one of its lending centers located in Virginia. As of the date of this report, the Bank had paid GAFR Holdings $96,228.29 in 2019 (of which Mr. Adams had an interest of approximately $24,057) and $100,896.32 in 2020 (of which Mr. Adams had an interest of approximately $25,224) in connection with the lending center lease. In addition, Mr. Adams is the 100% owner and President of JON Properties, LLC. The Bank pays monthly fees to JON Properties, LLC in connection with common area maintenance for the Virginia lending center. As of the date of this report, the Bank had paid $11,197.25 in 2019 and $11,569.32 in 2020 in common area maintenance fees.

        Mr. Adams has multiple loans with the Bank. The loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features. As of September 30, 2020, these loans were performing according to their original terms.

        (e) On December 23, 2020 the Bank and Mr. Di Misa entered into an amendment to the consulting agreement the Bank entered into with James F. Di Misa on April 1, 2019, as amended on December 19, 2019. In addition to extending the term of the consulting agreement through June 30, 2021, Mr. Di Misa's consulting agreement was amended to reduce the consulting fee provided under the agreement to $35,000 annually commencing January 1, 2021.

        The foregoing description of the amendment is a summary and it is qualified in its entirety by the amendment to the consulting agreement filed as Exhibit 10.1 hereto which is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On December 17, 2020, the Board of Directors of the Company amended Article III, Section 2 of the Company's bylaws to increase the number of directors from ten to fourteen, effective as of January 1, 2021. The amended and restated bylaws are filed as Exhibit 3.1 and incorporated herein by reference.

Item 8.01. Other Events.

        On December 23, 2020, the Company issued a press release announcing the appointment of Messrs. Adams, Burke, Cockerham, and Di Misa to the Board of Directors of the Company and the appointment of Mr. Adams to the Board of Directors of the Bank. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)-(c) Not applicable

(d)      Exhibits

Number	Description

3.1	Amendment to Amended and Restated Bylaws of The Community Financial Corporation, effective as of January 1, 2021
10.1	December 23, 2020 Amendment to the Consulting Agreement by and between Community Bank of the Chesapeake and James F. Di Misa, dated April 1, 2019, as amended December 19, 2019
99.1	Press Release dated December 23, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMUNITY FINANCIAL CORPORATION

Date: December 23, 2020	By:	/s/ William J. Pasenelli
William J. Pasenelli
President and Chief Executive Officer